Exhibit 10.7

CONFIDENTIAL TREAMTENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXHCHANGE ACT OF 1934, AS AMENDED.
[*****] INDICATES OMMITED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Akamai Services Order Form ORDER ID 26650

ORDER INFORMATION		CUSTOMER INFORMATION
EFFECTIVE DATE:	Dec 01, 2010	COMPANY:	MediaMind Technologies Ltd.
BILLING EFFECTIVE DATE:	Dec 01, 2010	ADDRESS:	25 Ha’haroshet St P.O.B. 2041
TERM:	18 months		Ra’anana, 43663 Israel
CUSTOMER PO:
CUSTOMER TYPE:	Existing customer
CHANGE DESCRIPTION:	Renewal, Rate Adjustment
PURPOSE OF ORDER:	Replace and supersede service orders
(original contract ID 1-L9EZR) with an
effective date of Jul 01, 2010 (original
	contract ID 1-2WGG7V) with an effective	BILLING CONTRACT INFORMATION
	date of Jul 01, 2010 (original contract ID	NAME:	Geula Abergel
	3-1G1CKM) with an effective date of Sep	ADDRESS:	220th Fifth Avenue, 19th Floor
	01, 2009		New York, NY 10001 USA
AFFILIATE:	No Affiliate	EMAIL:	geula.abergel@eyeblaster.com
LEGAL CONTROL NUMBER:	MED 122.2	PHONE:	+972 9-776-0811
AKAMAI REP:	Merris Lenner	FAX:

Akamai Enterprise Solution
Streaming Combined
Live Streaming – Windows Media, Adobe Flash, Apple Quick Time, Real Media, Secure Streaming, Log Delivery, Premium Reporting: Stream and Viewer Intelligence Modules
On Demand Streaming – Windows Media, Adobe Flash, Apple Quick Time, Real Media, Secure Streaming, Log Delivery, Premium Reporting: Stream and Viewer Intelligence Modules

▼ Streaming Combined
Usage Commitment	***** GB per month	Usage Rate : ***** per GB	*****	per month
Usage Rate for Overage	over ***** GB per month	Usage Rate : ***** per GB		per month
▼ Streaming Combined: Log Delivery Service
% of Streaming Combined Usage Charges ( Committed and Overage)			*****%
▼ Streaming Combined: Secure Streaming
Base fee			*****	per month
▼ Streaming Combined: Stream and Viewer Intelligence
Base fee			*****	per month
Web Application Accelerator (2)
Web Application Accelerator – SSL Network Access – SAN, Log Delivery Service Modules
w Platform Fee			*****	per month

Akamai Enterprise Solution
▼ Web Application Accelerator
Included	***** MPV per month		Included
Usage Rate for Overage	over ***** MPV per month	Usage Rate : ***** per MPV		per month
▼ Web Application Accelerator: Applications
Applications	***** App.		Included
▼ SSL Network Access - SAN (Signs between 3 and 40 hostnames)
SSL Network Access - SAN			*****	one time
SSL Network Access - SAN	***** Unit		Included
NetStorage
▼ NetStorage
Included	***** GB per month		Included
Usage Rate for Overage	over ***** GB per month	Usage Rate : ***** per GB		per month
Enhanced DNS
w Enhanced DNS: Base fee			*****	per month
▼ Enhanced DNS: Zones
Included	***** Pack of 50 Zones		Included
Global Traffic Management (1) Global Traffic Management - Failover Module
w Failover	***** Data Centers	Usage Rate : ***** per Data Center	*****	per month
Site Analyzer
▼ Site Analyzer
Included Tokens: Up to	***** Tokens		Included

Akamai Enterprise Solution

Sub-Order # 1

EdgeSuite Delivery
HTTP Content Delivery – Log Delivery Service, Premium Reporting, Modules
On Demand Streaming – Windows Media, Real Media, Apple QuickTime, Adobe Flash, Log Delivery, Premium Reporting, Stream and Viewer Intelligence, Secure Streaming Modules
Live Streaming – Windows Media, Real Media, Apple QuickTime, Adobe Flash-Log Delivery, Premium Reporting, Stream and Viewer Intelligence, Secure Streaming Modules

▼ EdgeSuite Delivery
Usage Commitment	***** Mbps per month	Usage Rate : ***** per Mbps	*****	per month
Usage Rate for Overage	Over ***** Mbps per month	Usage Rate : ***** per Mbps		per month
▼ Domains
Included: Up to	***** Domains		Included
▼ Log Delivery Service
% of EdgeSuite Usage Charges (Committed and Overage )			*****%
w Premium Reporting			*****	per month
w Streaming Combined: Windows Media			Included
w Streaming Combined: Real Media			Included
w Streaming Combined: Apple QuickTime			Included
w Streaming Combined: Adobe Flash			Included
▼ Streaming Combined: Secure Streaming
Base fee			*****	per month

		Total Monthly Fee	*****

(1)	Global Traffic Management: This Service cannot be combined with non-Akamai accelerated content delivery services without the prior written consent of Akamai. Traffic policies based on CIDR mapping are subject to Akamai approval. Customer is limited to ***** properties under management and up to ***** Thps of peak DNS traffic. An overage fee of ***** per Thps will be applied for monthly DNS traffic over ***** Thps or ***** per megabyte delivered (MB) for DNS traffic over ***** Mbps.

(2)	If the monthly traffic delivery exceeds ***** GB/MPV, Akamai will bill for overage fees at ***** per GB. Overages are based on the greater of actual or committed page views.

Customer hereby orders from Akamai the Services described in this order form (“Order Form”). This Order Form is issued under and incorporates the Terms & Conditions in effect between the parties. “Terms & Conditions” shall mean the terms and conditions, network services agreement, master services agreement or other similar agreement governing the purchase of Akamai Services signed by and between Customer, or its Affiliate identified above, and Akamai, or its applicable Affiliate, as same may be/have been amended by the parties from time to time. If no such agreement has been separately executed by the parties or any of their respective Affiliates, the Akamai Terms & Conditions set forth at www.akamai.com/terms shall become the Terms & Conditions governing this Order Form. Service descriptions, billing methodologies, usage requirements and additional terms are located at www.akamai.com/service and are incorporated herein. In addition, use of Akamai Services is subject to Akamai’s acceptable use policy (available at www.akamai.com).

Changes Applicable to this Order Form

The following special terms (“Special Terms”) amend and supersede those portions of any section of this Order Form that deal with the subject matter as provided for below. In addition, in the event of conflict between the Special Terms and the terms contained in a prior order form, addendum, or other document mutually signed by the parties, these Special Terms shall control:

1. Customer will use Akamai for at least 90% of its non-streaming content delivery needs outside of China during the Initial Term set forth in the Order Form. Without limiting the foregoing, Customer agrees that for any given month Customer’s non-streaming usage outside of China of the Akamai EdgeSuite Delivery Service will be at least 90% of Customer’s aggregate usage of all non-streaming content delivery and similar services provided by any content delivery network, cache services network, application extension network, or other similar network outside China. For the avoidance of doubt, the exclusivity provisions set forth herein shall not apply to Customer’s use of the Streaming Combined or China CDN services first set forth above.

2. In addition to the other Services set forth on this Order Form, the following other Services will continue to be supported and included throughout the duration of the Term:
(i) ES Alerts,
(ii) Edge Control,
(iii) Global Traffic Management (“GTM” and formally known as “FirstPoint”) for Performance, and
(iv) GTM for Performance with Network Agent.

MediaMind Technologies Ltd.	Akamai Technologies, Inc.
BY: /s/ Sarit Firon	BY: /s/ Gene Meyer
NAME Sarit Firon	NAME Gene Meyer
TITLE CFO	TITLE RSD
DATE Nov 24, 2010	DATE 11/24/10

CUSTOMER ADDRESS INFORMATION

Customer Primary Address 25 Ha’haroshet St P.O.B. 2041 Ra’anana, 43663 Israel	Customer Billing Address 220th Fifth Avenue, 19th Floor New York, NY 10001 USA Attn: Geula Abergel	Customer Contact Address for Notices 25 Ha’haroshet St P.O.B. 2041 Ra’anana, 43663 Israel

AKAMAI ADDRESS INFORMATION

Akamai Contact Address for Notices
Akamai Technologies, Inc.
8 Cambridge Center
Cambridge, MA 02142 USA
Attn: General Counsel